UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 15, 2023

APPLIED ENERGETICS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-14015	77-0262908
(Commission File Number)	(IRS Employer Identification No.)

9070 S. Rita Road, Suite 1500, Tucson, Arizona	85747
(Address of Principal Executive Offices)	(Zip Code)

(520) 628-7415

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company: ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001 per share	AERG	OTCQB

Item 1.01 – Entry into a Material Definitive Agreement

On June 15, 2023, Applied Energetics, Inc. executed the First Amendment to Lease Agreement, effective June 7, 2023, which amended its existing Lease Agreement, dated as of March 15, 2021 (the “Lease”), with Campus Research Corporation, an Arizona corporation, as Landlord.

The amendment expands the Lease to add one new 8,374 usable square-foot suite of offices, conference rooms and cubicle areas directly across an atrium from the company’s current headquarters so that the company will occupy the entire first floor of the building. [This is expected to enable the company to separate its public facing facilities from its restricted access space easily.] The amendment also extends the Lease over the company’s existing headquarters through July 31, 2028 and grants the company an option over 5,520 usable square feet of manufacturing space.

The term of occupancy in the new office space and the option over the manufacturing space both begin August 1, 2023. The monthly base rent for the new office space is set as follows:

Rent Year	Monthly Base Rent
August 1, 2023 - July 31, 2024	$7,435.46
August 1, 2024 - July 31, 2025	$8,334.25
August 1, 2025 - July 31, 2026	$9,233.04
August 1, 2026 - July 31, 2027	$10,131.83
August 1, 2027 - July 31, 2028	$11,030.63

The option is effective, at a price of $2,690.83 per month, from August 1, 2023 through February 1, 2024, but may be extended to July 31, 2024 if the company provides written notice by November 30, 2023. The monthly base rent for the manufacturing space, should the company opt to occupy it is set as follows:

Rent Year	Monthly Base Rent
August 1, 2023 - July 31, 2024	$4,843.50
August 1, 2024 - July 31, 2025	$5,247.13
August 1, 2025 - July 31, 2026	$5,650.75
August 1, 2026 - July 31, 2027	$6,054.38
August 1, 2027 - July 31, 2028	$6,458.00

Under the amendment, the Lease extends through July 31, 2028 for all three spaces. The monthly rent for the company’s existing space is set at $17,825.33 and $18,270.97 for May 1, 2026 through April 30, 2027 and May 1, 2027 through July 31, 2028, respectively.

Item 9.01 -- Exhibits

10.1	First Amendment to Lease Agreement.
99.1	Press Release, dated as of June 22, 2023, titled “Applied Energetics Announces Expansion of its Tucson Headquarters at UA Tech Park”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

APPLIED ENERGETICS, INC.

By:	/s/ Gregory J. Quarles
Gregory J. Quarles, President and
Chief Executive Officer

Date: June 22, 2023

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